Exhibit 99.2







                                 Bank of America

                            Supplemental Information
                               First Quarter 2001







                                 April 16, 2001




This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not unde4rtake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC persuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America
Consolidated Financial Highlights
(Excludes merger and restructuring charges)
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)


                                                               First         Fourth         Third           Second         First
                                                             Quarter        Quarter        Quarter          Quarter       Quarter
                                                               2001           2000          2000             2000          2000
                                                        ----------------------------------------------------------------------------
Operating net income                                      $   1,870       $   1,385      $   2,175        $   2,063     $   2,240
Cash basis earnings(1)                                        2,093           1,599          2,390            2,281         2,457

Diluted operating earnings per common share                    1.15            0.85           1.31             1.23          1.33
Cash basis diluted earnings per common share                   1.28            0.98           1.44             1.36          1.46
Dividends per common share                                     0.56            0.56           0.50             0.50          0.50

Average common shares issued and outstanding              1,608,890       1,623,721      1,639,392        1,653,495     1,669,311
Average diluted common shares issued and outstanding      1,631,099       1,638,863      1,661,031        1,676,089     1,688,318
Period-end common shares issued and outstanding           1,601,984       1,613,632      1,630,824        1,645,701     1,657,754

Period-end managed loans and leases*                      $ 403,601       $ 407,880      $ 406,363        $ 406,144     $ 390,925
Average managed loans and leases*                           409,261         409,188        409,491          400,298       389,432



 *Prior periods have been restated for comparison (e.g., acquisitions, divestitures, sales, and securitizations)



Performance ratios (operating basis):
 Return on average assets                                      1.17 %          0.81 %         1.26 %           1.23 %        1.38 %
 Cash basis return on average assets                           1.31            0.94           1.39             1.36          1.52
 Return on average common shareholders' equity                15.86           11.57          18.15            17.63         19.59
 Cash basis return on average common shareholders' equity     17.75           13.36          19.94            19.49         21.49
 Efficiency ratio                                             54.73           57.35          53.01            53.77         53.49
 Cash basis efficiency ratio                                  52.11           54.70          50.43            51.12         50.98
 Net interest yield                                            3.39            3.21           3.10             3.23          3.26

 Shareholder value added                                  $     679       $     164      $     953        $     878     $   1,086
 Book value per common share                                  30.47           29.47          28.69            27.82         27.28

Market price per share of common stock:
 High for the period                                          55.94           54.75          57.63            61.00         55.19
 Low for the period                                           45.00           36.31          43.63            42.98         42.31
 Closing price                                                54.75           45.88          52.38            43.00         52.44


Other data:
 Number of banking centers                                    4,339           4,390          4,419            4,450         4,502
 Number of ATM's                                             12,866          12,921         12,840           12,931        12,933
 Full-time equivalent employees                             143,584         142,724        146,346          150,854       152,948

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

GRAPHIC REPRESENTATION OMITTED:
Cash Basis Earnings by Business Segment for First Quarter 2001
(Dollars in millions)

Consumer & Commercial Banking                              $1,256         59%
Asset Management                                             $143          7%
Global Corporate & Investment Banking                        $645         31%
Equity Investments                                            $38          2%
Corporate Other                                               $11          1%
                                                   ---------------------------
 Total                                                     $2,093        100%
                                                   ===========================

Consumer & Commercial Banking:
Banking Regions                                              $730         58%
Consumer Products                                            $375         30%
Commercial Banking                                           $151         12%
                                                   ---------------------------
 Total Consumer & Commercial Banking                       $1,256        100%
                                                   ===========================

Global Corporate & Investment Banking:
Global Investment Banking                                    $325         50%
Global Credit Products                                       $259         40%
Global Treasury Services                                      $61         10%
                                                   ---------------------------
 Total Global Corporate & Investment Banking                 $645        100%
                                                   ===========================

                     Consumer and Commercial Banking Segment

                 Consumer and Commercial Banking Segment Results
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Quarterly
                                                    ---------------------------------------------------------------------------
Key Measures  (in Millions)                                  1Q01                      4Q00                      1Q00
---------------------------                         -----------------------   -----------------------    ----------------------
Total Revenue                                                    $   5,156                 $   5,132                 $   4,820
Provision for Credit Losses                                            516                       427                       398
Net Income                                                           1,089                     1,087                       954
Cash Basis Earnings (1)                                              1,256                     1,252                     1,122
Shareholder Value Added                                                644                       623                       485
Average Equity to Average Assets                                      7.23 %                    7.33  %                   7.58 %
Return on Average Equity                                              21.4                      20.7                      18.0
Cash Basis Return on Average Equity (1)                               24.7                      23.9                      21.1
Efficiency Ratio                                                      55.3                      55.9                      59.3
Cash Basis Efficiency Ratio (1)                                       52.0                      52.6                      55.8

Selected Average Balance
Sheet Components (in Millions)
------------------------------
Total Loans and Leases                                           $ 198,457                 $ 196,292                 $ 187,007
Total Deposits                                                     258,050                   256,162                   253,039
Total Earning Assets                                               258,317                   257,059                   253,970

               Consumer and Commercial Banking Sub-Segment Results
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Quarterly
                                                    ---------------------------------------------------------------------------
Key Measures  (in Millions)                                  1Q01                      4Q00                      1Q00
---------------------------                         -----------------------   -----------------------    ----------------------
Banking Regions
---------------
Total Revenue                                                    $   2,958                 $   3,117                 $   2,893
Shareholder Value Added                                                397                       478                       333
Cash Basis Earnings (1)                                                730                       815                       677
Cash Basis Efficiency Ratio (1)                                       59.1 %                    56.0 %                    61.0 %

Consumer Products
-----------------
Total Revenue                                                    $   1,466                 $   1,284                 $   1,164
Shareholder Value Added                                                202                       122                        49
Cash Basis Earnings (1)                                                375                       303                       229
Cash Basis Efficiency Ratio (1)                                       40.5 %                    47.3 %                    48.8 %

Commercial Banking
------------------
Total Revenue                                                    $     732                 $     731                 $     763
Shareholder Value Added                                                 45                        23                       103
Cash Basis Earnings (1)                                                151                       134                       216
Cash Basis Efficiency Ratio (1)                                       46.6 %                    47.6 %                    46.9 %

-----------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Key First Quarter Performance Drivers (Compared to Fourth Quarter 2000)
-----------------------------------------------------------------------
o  Earnings were flat as higher fees were offset by lower net interest income and higher provision expense.
         - Net interest income declined 2% as a result of money market deposit pricing stategies offset by growth in deposits.
         - Fee revenue grew 5% driven by mortgage banking results and lower auto lease residual charges.
         - Card net interest income rose 2% as a result of lower customer payments driving growth in receivables.  Card fee income decreased 4% due primarily to seasonality as well as less intensity in purchase volumes.

o  Noninterest expense was down 1% driven primarily by a decline in personnel costs resulting from productivity and growth initiatives and a decrease in marketing expense.

                         Asset Management Group Segment

                     Asset Management Group Segment Results
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Quarterly
                                                  ----------------------------------------------------------------------------
Key Measures  (in Millions)                                1Q01                      4Q00                       1Q00
---------------------------                       -----------------------    ----------------------    -----------------------
Total Revenue                                                   $    576                  $    576                   $    549
Provision for Credit Losses                                            8                        38                          9
Net Income                                                           130                       123                        145
Cash Basis Earnings (1)                                              143                       129                        151
Shareholder Value Added                                               83                        85                        108
Average Equity to Average Assets                                    7.79  %                   5.69  %                    6.41  %
Return on Average Equity                                            26.2                      34.0                       40.7
Cash Basis Return on Average Equity (1)                             28.7                      35.6                       42.4
Efficiency Ratio                                                    62.1                      58.1                       55.3
Cash Basis Efficiency Ratio (1)                                     60.0                      57.0                       54.2

Selected Average Balance
Sheet Components (in Millions)
------------------------------
Total Loans and Leases                                          $ 23,531                  $ 23,369                   $ 20,721
Total Deposits                                                    11,808                    11,307                     10,844
Total Earning Assets                                              24,587                    24,386                     21,521
Assets Under Management (period end)                             285,638                   277,000                    261,457

-----------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Key First Quarter Performance Drivers (Compared to Fourth Quarter 2000)
-----------------------------------------------------------------------
o  Earnings grew 6% due to lower provision expense. Fourth quarter results reflect increased provision expense in the Private Bank.

o  Total revenue remained flat as income from the acquisition of the remaining 50% interest in Marsico Capital Management LLC was offset by lower management fees as a result of the market sell-off.

o  Mutual fund assets under management grew 18% to $129.8 billion due mainly to the Marsico acquisition.

o  Noninterest expense increased 7% driven by an increase in project costs related to revenue growth initiatives.

             Global Corporate and Investment Banking Banking Segment

             Global Corporate and Investment Banking Segment Results
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Quarterly
                                                  ----------------------------------------------------------------------------
Key Measures  (in Millions)                                1Q01                      4Q00                       1Q00
---------------------------                       -----------------------    ----------------------    -----------------------
Total Revenue                                                    $ 2,563                   $ 2,023                    $ 2,481
Provision for Credit Losses                                          245                       480                         27
Net Income                                                           604                       159                        724
Cash Basis Earnings (1)                                              645                       199                        763
Shareholder Value Added                                              238                      (235)                       329
Average Equity to Average Assets                                    5.48  %                   5.79  %                    6.21 %
Return on Average Equity                                            17.9                       4.4                       20.0
Cash Basis Return on Average Equity (1)                             19.1                       5.6                       21.1
Efficiency Ratio                                                    53.4                      67.1                       53.9
Cash Basis Efficiency Ratio (1)                                     51.8                      65.1                       52.3

Selected Average Balance
Sheet Components (in Millions)
------------------------------
Total Loans and Leases                                         $ 109,190                 $ 112,598                  $ 107,707
Total Deposits                                                    67,610                    69,958                     66,796
Total Earning Assets                                             213,274                   210,822                    196,267


           Global Corporate and Investment Banking Sub-Segment Results
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Quarterly
                                                   ----------------------------------------------------------------------------
Key Measures  (in Millions)                                 1Q01                      4Q00                       1Q00
---------------------------                        -----------------------    ----------------------    -----------------------
Global Investment Banking
-------------------------
Total Revenue                                                     $ 1,415                     $ 880                    $ 1,335
Shareholder Value Added                                               218                       (51)                       227
Cash Basis Earnings (1)                                               325                        55                        332
Cash Basis Efficiency Ratio (1)                                      63.5 %                    93.7 %                     63.8 %

Global Credit Products
----------------------
Total Revenue                                                       $ 799                     $ 809                      $ 819
Shareholder Value Added                                               (25)                     (211)                        44
Cash Basis Earnings (1)                                               259                       102                        358
Cash Basis Efficiency Ratio (1)                                      21.8 %                    27.1 %                     23.5 %

Global Treasury Services
------------------------
Total Revenue                                                       $ 349                     $ 334                      $ 327
Shareholder Value Added                                                45                        27                         58
Cash Basis Earnings (1)                                                61                        42                         73
Cash Basis Efficiency Ratio (1)                                      73.2 %                    81.8 %                     78.2 %

-----------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Key First Quarter Performance Drivers (Compared to Fourth Quarter 2000)
-----------------------------------------------------------------------
o   Earnings increased $445 million to $604 million as revenue grew 27% and provision expense decreased $235 million.
        - Trading-related revenue grew $465 million as the drop in interest rates provided a strong deal flow and favorable trading environment.
        - A surge in new issue activity provided for favorable high yield and high grade results which were offset by lower syndication fees, leaving investment banking flat for the quarter.

o   The provision for credit losses declined due to significant charge-offs in the large corporate book of Global Credit Products in the fourth quarter of 2000.

o   Noninterest expense remained relatively flat as an increase in revenue-related incentive compensation expense was offset by decreases in most other expense categories.

                           Equity Investments Segment

                       Equity Investments Segment Results
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Quarterly
                                                   ----------------------------------------------------------------------------
Key Measures  (in Millions)                                 1Q01                      4Q00                       1Q00
---------------------------                        -----------------------    ----------------------    -----------------------
Total Revenue                                                       $ 105                     $ (89)                     $ 524
Provision for Credit Losses                                             -                         1                          4
Net Income                                                             35                       (73)                       301
Cash Basis Earnings (1)                                                38                       (71)                       304
Shareholder Value Added                                               (29)                     (136)                       252
Average Equity to Average Assets                                    33.61  %                  33.48  %                   36.15 %
Return on Average Equity                                              6.3                     (13.6)                      70.6
Cash Basis Return on Average Equity (1)                               6.8                     (13.0)                      71.2
Efficiency Ratio                                                     47.7                     (32.3)                       5.4
Cash Basis Efficiency Ratio (1)                                      45.1                     (29.3)                       4.8

Selected Average Balance
Sheet Components (in Millions)
------------------------------
Total Loans and Leases                                              $ 504                     $ 462                      $ 416
Total Deposits                                                         37                        19                          7
Total Earning Assets                                                  504                       473                        436

-----------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Key First Quarter Performance Drivers (Compared to Fourth Quarter 2000)
-----------------------------------------------------------------------
o  Revenue rose $194 million reflecting a $140 million gain related to Star ATM network.

Bank of America Corporation
Consolidated Statement of Income
----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions, except per share information)
                                                                 First           Fourth        Third        Second          First
                                                                Quarter         Quarter       Quarter       Quarter        Quarter
                                                                 2001             2000         2000          2000            2000
                                                           -----------------------------------------------------------------------
Interest income
Interest and fees on loan and leases                           $ 7,659         $ 8,224        $ 8,283       $ 7,915       $ 7,395
Interest and dividends on securities                               846           1,177          1,251         1,268         1,311
Federal funds sold and securities purchased
  under agreements to resell                                       435             551            633           595           575
Trading account assets                                             846             751            744           694           536
Other interest income                                              455             434            324           254           250
                                                           -----------------------------------------------------------------------
    Total interest income                                       10,241          11,137         11,235        10,726        10,067
                                                           -----------------------------------------------------------------------
Interest expense
Deposits                                                         2,713           2,924          2,868         2,720         2,495
Short-term borrowings                                            1,377           1,942          2,223         1,990         1,802
Trading account liabilities                                        290             285            237           189           181
Long-term debt                                                   1,222           1,322          1,344         1,210         1,084
                                                           -----------------------------------------------------------------------
    Total interest expense                                       5,602           6,473          6,672         6,109         5,562
                                                           -----------------------------------------------------------------------
Net interest income                                              4,639           4,664          4,563         4,617         4,505
Provision for credit losses                                        835           1,210            435           470           420
                                                           -----------------------------------------------------------------------
Net interest income after provision for credit
  losses                                                         3,804           3,454          4,128         4,147         4,085
Gains (losses) on sales of securities                               (8)              2             11             6             6
Noninterest income
Consumer service charges                                           694             706            684           646           618
Corporate service charges                                          499             475            474           465           475
                                                           -----------------------------------------------------------------------
    Total service charges                                        1,193           1,181          1,158         1,111         1,093
                                                           -----------------------------------------------------------------------
Consumer investment and brokerage services                         379             358            357           387           364
Corporate investment and brokerage services                        136             123            114           105           121
                                                           -----------------------------------------------------------------------
    Total investment and brokerage services                        515             481            471           492           485
                                                           -----------------------------------------------------------------------
Mortgage banking income                                            151             152            144           136           128
Investment banking income                                          346             366            376           373           397
Equity investment gains                                            147             (65)           422           134           563
Card income                                                        573             595            594           556           484
Trading account profits(1)                                         699             293            402           485           743
Other income                                                       156             325            108           227           172
                                                           -----------------------------------------------------------------------
    Total noninterest income                                     3,780           3,328          3,675         3,514         4,065
                                                           -----------------------------------------------------------------------
Other noninterest expense
Personnel                                                        2,401           2,257          2,298         2,311         2,534
Occupancy                                                          433             434            419           411           418
Equipment                                                          291             291            285           296           301
Marketing                                                          177             223            147           132           119
Professional fees                                                  126             154            100            93           105
Amortization of intangibles                                        223             214            215           218           217
Data processing                                                    190             172            167           169           159
Telecommunications                                                 119             136            127           133           131
Other general operating                                            545             585            509           505           515
General administrative and other                                   149             171            143           145           124
                                                           -----------------------------------------------------------------------
    Total other noninterest expense                              4,654           4,637          4,410         4,413         4,623
                                                           -----------------------------------------------------------------------
Operating income before income taxes                             2,922           2,147          3,404         3,254         3,533
Income tax expense                                               1,052             762          1,229         1,191         1,293
                                                           -----------------------------------------------------------------------
Operating net income                                           $ 1,870         $ 1,385        $ 2,175       $ 2,063       $ 2,240
                                                           -----------------------------------------------------------------------
Operating income available to common shareholders                1,869           1,383          2,174         2,061         2,239
                                                           -----------------------------------------------------------------------
Per share information
Operating earnings per common share                               1.16            0.85           1.33          1.25          1.34
                                                           -----------------------------------------------------------------------
Diluted operating earnings per common share                       1.15            0.85           1.31          1.23          1.33
                                                           -----------------------------------------------------------------------
Dividends per common share                                        0.56            0.56           0.50          0.50          0.50
                                                           -----------------------------------------------------------------------
Average common shares issued and outstanding (in
  thousands)                                                 1,608,890       1,623,721      1,639,392     1,653,495     1,669,311
                                                           -----------------------------------------------------------------------
Average diluted common shares issued and outstanding
  (in thousands)                                             1,631,099       1,638,863      1,661,031     1,676,089     1,688,318
                                                           -----------------------------------------------------------------------
As reported (includes merger and restructuring charges,
  net of tax):
      Net income                                               $ 1,870         $ 1,385        $ 1,829       $ 2,063       $ 2,240
      Net income available to common shareholders                1,869           1,383          1,828         2,061         2,239
      Earnings per common share                                   1.16            0.85           1.11          1.25          1.34
      Diluted earnings per common share                           1.15            0.85           1.10          1.23          1.33

Certain prior period amounts have been reclassified to conform to current period classifications.

(1) Trading account profits for the three months ended March 31, 2001 included the $83 million transition adjustment loss resulting from adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging
Activities," on January 1, 2001.

Bank of America Corporation
Consolidated Balance Sheet
---------------------------------------------------------------------------------------------------------------------------------


                                                                                 March 31        December 31        March 31
(Dollars in millions)                                                              2001              2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                                            $ 23,333          $ 27,513         $ 27,259
Time deposits placed and other short-term investments                                   5,549             5,448            3,250
Federal funds sold and securities purchased under agreements to resell                 20,581            28,055           39,801
Trading account assets                                                                 45,281            43,041           47,321
Derivative assets                                                                      16,508            15,534           17,877
Securities:
  Available-for-sale                                                                   49,189            64,651           82,557
  Held-to-maturity                                                                      1,189             1,187            1,294
---------------------------------------------------------------------------------------------------------------------------------
    Total securities                                                                   50,378            65,838           83,851
---------------------------------------------------------------------------------------------------------------------------------
Loans and leases                                                                      382,677           392,193          382,085
Allowance for credit losses                                                            (6,900)           (6,838)          (6,827)
---------------------------------------------------------------------------------------------------------------------------------
    Loans and leases, net of allowance for credit losses                              375,777           385,355          375,258
---------------------------------------------------------------------------------------------------------------------------------
Premises and equipment, net                                                             6,366             6,433            6,607
Customers' acceptance liability                                                         2,232             1,972            2,362
Interest receivable                                                                     3,855             4,432            3,870
Mortgage banking assets                                                                 3,855             3,762            4,080
Goodwill                                                                               12,006            11,643           12,121
Core deposits and other intangibles                                                     1,446             1,499            1,674
Other assets                                                                           42,588            41,666           30,782
---------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                     $609,755         $ 642,191        $ 656,113
---------------------------------------------------------------------------------------------------------------------------------

Liabilities
Deposits in domestic offices:
    Noninterest-bearing                                                              $ 97,448          $ 98,722         $ 92,496
    Interest-bearing                                                                  214,379           211,978          209,427
Deposits in foreign offices:
    Noninterest-bearing                                                                 1,716             1,923            1,986
    Interest-bearing                                                                   38,917            51,621           47,717
---------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                                                  352,460           364,244          351,626
---------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase             37,011            49,411           83,775
Trading account liabilities                                                            24,138            20,947           23,007
Derivative liabilities                                                                 17,132            22,402           17,805
Commercial paper                                                                        5,707             6,955            9,045
Other short-term borrowings                                                            30,559            35,243           37,007
Acceptances outstanding                                                                 2,232             1,972            2,362
Accrued expenses and other liabilites                                                  19,631            20,887           19,173
Long-term debt                                                                         67,044            67,547           62,059
Trust preferred securities                                                              4,955             4,955            4,955
---------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                 560,869           594,563          610,814
---------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
     outstanding 1,662,172; 1,692,172 and 1,807,349 shares                                 71                72               77
Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and
     outstanding 1,601,983,783; 1,613,632,036 and 1,657,753,677 shares                  7,872             8,613           10,828
Retained earnings                                                                      40,785            39,815           37,089
Accumulated other comprehensive (loss)                                                   (360)             (746)          (2,492)
Other                                                                                     518              (126)            (203)
---------------------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                         48,886            47,628           45,299
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity                                     $609,755         $ 642,191        $ 656,113
---------------------------------------------------------------------------------------------------------------------------------

Bank of America Corporation
Quarterly Average Balances and Interest Rates - Taxable-Equivalent Basis
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                                                  First Quarter 2001                    Fourth Quarter 2000
                                                        ---------------------------------------------------------------------------
                                                                        Interest                             Interest
                                                           Average      Income/      Yield/      Average      Income/     Yield/
                                                           Balance      Expense       Rate       Balance      Expense      Rate
                                                        ------------- ------------- --------- -------------------------- ----------
Earning assets
   Time deposits placed and other short-term
        investments                                        $  6,675      $  102       6.17%        $ 5,663        $ 99       6.96%
    Federal funds sold and securities purchased
        under agreements to resell                           31,903         435       5.48          37,936         551       5.79
   Trading account assets                                    62,491         852       5.49          53,251         758       5.68
   Total securities(1)                                       55,221         860       6.26          79,501       1,205       6.05
   Loans and leases(2)
      Commercial - domestic                                 144,404       2,813       7.90         147,336       3,034       8.19
      Commercial - foreign                                   29,540         515       7.06          30,408         560       7.32
      Commercial real estate - domestic                      25,989         530       8.27          27,220         622       9.09
      Commercial real estate - foreign                          300           6       7.82             264           6       8.44
                                                         --------------------------------------------------------------------------
        Total commercial                                    200,233       3,864       7.82         205,228       4,222       8.18
                                                         --------------------------------------------------------------------------
      Residential mortgage                                   82,710       1,532       7.43          92,679       1,733       7.47
      Home equity lines                                      21,744         467       8.71          21,117         483       9.11
      Direct/Indirect consumer                               40,461         784       7.86          40,390         843       8.30
      Consumer finance                                       25,947         589       9.08          25,592         570       8.91
      Bankcard                                               14,464         443      12.41          12,295         384      12.43
      Foreign consumer                                        2,330          43       7.54           2,248          48       8.49
                                                         --------------------------------------------------------------------------
        Total consumer                                      187,656       3,858       8.29         194,321       4,061       8.34
                                                         --------------------------------------------------------------------------
            Total loans and leases                          387,889       7,722       8.05         399,549       8,283       8.26
                                                         --------------------------------------------------------------------------
   Other earning assets                                      17,248         352       8.28          14,828         335       9.00
                                                         --------------------------------------------------------------------------
            Total earning assets(3)                         561,427      10,323       7.42         590,728      11,231       7.58
                                                         --------------------------------------------------------------------------
Cash and cash equivalents                                    23,020                                 23,458
Other assets, less allowance for credit losses               64,251                                 63,272
                                                         --------------------------------------------------------------------------
               Total assets                                $648,698                               $677,458
                                                         --------------------------------------------------------------------------

Interest-bearing liabilities
   Domestic interest-bearing deposits:
      Savings                                              $ 20,406          61       1.21         $22,454          80       1.42
      NOW and money market deposit accounts                 107,015         808       3.06         101,376         788       3.09
      Consumer CDs and IRAs                                  77,772       1,068       5.57          78,298       1,105       5.62
      Negotiable CDs, public funds and other time
         deposits                                             7,137         108       6.16           7,570         127       6.68
                                                         --------------------------------------------------------------------------
         Total domestic interest-bearing deposits           212,330       2,045       3.91         209,698       2,100       3.98
                                                         --------------------------------------------------------------------------
   Foreign interest-bearing deposits(4)
      Banks located in foreign countries                     24,358         332       5.53          26,223         424       6.43
      Governments and official institutions                   3,993          52       5.27           5,884          61       4.14
      Time, savings, and other                               22,506         284       5.11          24,064         339       5.62
                                                         --------------------------------------------------------------------------
         Total foreign interest-bearing deposits             50,857         668       5.32          56,171         824       5.84
                                                         --------------------------------------------------------------------------
            Total interest-bearing deposits                 263,187       2,713       4.18         265,869       2,924       4.38
                                                         --------------------------------------------------------------------------
   Federal funds purchased, securities sold under
         agreements to repurchase and other short-term
         borrowings                                          94,792       1,377       5.89         122,680       1,942       6.30
   Trading account liabilities                               28,407         290       4.14          27,548         285       4.13
    Long-term debt(5)                                        73,752       1,222       6.63          73,041       1,322       7.24
                                                         --------------------------------------------------------------------------
            Total interest-bearing liabilities(6)           460,138       5,602       4.92         489,138       6,473       5.27
                                                         --------------------------------------------------------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                              92,431                                 91,685
   Other liabilities                                         48,263                                 48,996
   Shareholders' equity                                      47,866                                 47,639
                                                         --------------------------------------------------------------------------
               Total liabilities and shareholders'
                  equity                                   $648,698                               $677,458
                                                         --------------------------------------------------------------------------
Net interest spread                                                                   2.50                                   2.31
Impact of noninterest-bearing sources                                                  .89                                    .90
                                                         --------------------------------------------------------------------------
Net interest income/yield on earning assets                             $ 4,721       3.39%                     $4,758       3.21%
                                                         --------------------------------------------------------------------------
(1) The average balance and yield on available-for-sale securities are based on the average of historical amortized cost balances.
(2) Nonperforming loans are included in the average loan balances.  Income on such nonperforming loans is recognized on a cash basis.
(3) Interest income includes taxable-equivalent basis adjustments of $82 in the first quarter of 2001 and $94, $79, $78, and $71 in the fourth, third, second and first quarter of 2000, respectively.  Interest income also includes the impact of risk management interest rate contracts, which increased (decreased) interest income on the underlying assets $27 in the first quarter of 2001 and $(31), $(13), $(11) and $7 in the fourth, third, second and first quarters of 2000, respectively.
(4) Primarily consists of time deposits in denominations of $100,000 or more.
(5) Long-term debt includes trust preferred securities.
(6) Interest expense includes the impact of risk management interest rate contracts, which (increased) decreased interest expense on the underlying liabilities $23 in the first quarter of 2001 and $(7), $(16), $(5) and $(8) in the fourth, third, second and first quarters of 2000, respectively.

               Third Quarter 2000                         Second Quarter 2000                       First Quarter 2000
---------------------------------------------------------------------------------------------------------------------------------
                    Interest                                   Interest                                    Interest
   Average          Income/      Yield/        Average         Income/      Yield/         Average         Income/      Yield/
   Balance          Expense       Rate         Balance         Expense       Rate          Balance         Expense       Rate
 --------------  -------------------------   -------------- -------------- ----------  ----------------- ------------- ----------
  $ 4,700            $ 83       6.97 %        $ 4,578           $ 79       7.02 %          $ 4,504          $ 75       6.65 %

   40,763             633       6.20           43,983            595       5.43             45,459           575       5.07
   53,793             749       5.55           48,874            702       5.77             39,733           542       5.47
   83,728           1,276       6.08           85,460          1,293       6.06             88,211         1,337       6.08

  151,903           3,151       8.26          148,034          3,016       8.19            145,362         2,824       7.81
   29,845             555       7.39           29,068            515       7.12             27,927           486       6.99
   26,113             597       9.09           25,497            563       8.88             24,664           517       8.43
      235               5       8.30              376              8       9.15                344             8       9.29
--------------------------------------------------------------------------------------------------------------------------------
  208,096           4,308       8.24          202,975          4,102       8.13            198,297         3,835       7.78
--------------------------------------------------------------------------------------------------------------------------------
   94,380           1,759       7.45           91,825          1,696       7.40             85,427         1,566       7.34
   20,185             466       9.18           19,067            422       8.91             17,573           377       8.62
   41,905             848       8.06           41,757            867       8.36             41,858           887       8.52
   25,049             559       8.93           24,123            545       9.03             22,798           486       8.53
   10,958             344      12.49            9,429            279      11.87              8,404           234      11.22
    2,190              48       8.79            2,228             48       8.81              2,227            50       9.00
--------------------------------------------------------------------------------------------------------------------------------
  194,667           4,024       8.25          188,429          3,857       8.21            178,287         3,600       8.10
--------------------------------------------------------------------------------------------------------------------------------
  402,763           8,332       8.24          391,404          7,959       8.17            376,584         7,435       7.93
--------------------------------------------------------------------------------------------------------------------------------
   11,501             241       8.39            8,191            176       8.53              8,679           174       8.11
--------------------------------------------------------------------------------------------------------------------------------
  597,248          11,314       7.55          582,490         10,804       7.45            563,170        10,138       7.23
--------------------------------------------------------------------------------------------------------------------------------
   24,191                                      25,605                                       25,830
   63,578                                      64,493                                       62,019
--------------------------------------------------------------------------------------------------------------------------------
 $685,017                                    $672,588                                     $651,019
--------------------------------------------------------------------------------------------------------------------------------



  $23,195              78       1.33          $23,936             78       1.32            $24,237            78       1.29
   99,710             740       2.96          100,186            734       2.94             98,424           679       2.78
   77,864           1,083       5.53           77,384          1,034       5.38             76,074           983       5.20

    8,598             140       6.46            7,361            111       6.09              6,966           103       5.93
--------------------------------------------------------------------------------------------------------------------------------
  209,367           2,041       3.88          208,867          1,957       3.77            205,701         1,843       3.60
--------------------------------------------------------------------------------------------------------------------------------

   18,845             286       6.03           15,823            232       5.92             14,180           188       5.33
   11,182             177       6.30            9,885            151       6.12              8,745           124       5.72
   25,972             364       5.58           27,697            380       5.51             26,382           340       5.17
--------------------------------------------------------------------------------------------------------------------------------
   55,999             827       5.87           53,405            763       5.74             49,307           652       5.31
--------------------------------------------------------------------------------------------------------------------------------
  265,366           2,868       4.30          262,272          2,720       4.17            255,008         2,495       3.93
--------------------------------------------------------------------------------------------------------------------------------


  136,007           2,223       6.51          135,817          1,990       5.89            131,517         1,802       5.51
   24,233             237       3.88           20,532            189       3.70             23,013           181       3.16
   74,022           1,344       7.26           69,779          1,210       6.94             64,256         1,084       6.75
--------------------------------------------------------------------------------------------------------------------------------
  499,628           6,672       5.32          488,400          6,109       5.02            473,794         5,562       4.72
--------------------------------------------------------------------------------------------------------------------------------

   91,368                                      91,154                                       90,366
   46,286                                      45,922                                       40,829
   47,735                                      47,112                                       46,030
--------------------------------------------------------------------------------------------------------------------------------

 $685,017                                    $672,588                                     $651,019
--------------------------------------------------------------------------------------------------------------------------------
                                2.23                                       2.43                                        2.51
                                 .87                                        .80                                         .75
--------------------------------------------------------------------------------------------------------------------------------
                   $4,642       3.10 %                        $4,695       3.23 %                         $4,576       3.26 %
--------------------------------------------------------------------------------------------------------------------------------

GRAPHIC REPRESENTATION OMITTED:
Loan Portfolio Diversity at March 31, 2001

Consumer:
     Residential Real Estate Secured                                   33 %
     Bankcard                                                           4
     Other consumer                                                    12
                                                            --------------
      Total Consumer                                                   49
                                                            --------------

Commercial:
     Real Estate                                                        7
     Transportation                                                     3
     Media                                                              2
     Business Services                                                  2
     Equipment and General Manufacturing                                2
     Agribusiness                                                       2
     Telecom                                                            2
     Autos                                                              2
     Health Care                                                        2
     Retail                                                             2
     Other Commercial < 2%                                             25
                                                            --------------
      Total Commercial                                                 51
                                                            --------------
       Total Loans                                                    100 %
                                                            ==============

$382.7 Billion Total Loan Portfolio

o On balance sheet loan portfolio equally balanced between consumer and commercial
o 67% of consumer portfolio is secured by residential real estate
o Largest segment, at 33% of total portfolio, is residential real estate secured loans
o Extremely diverse commercial portfolio spread across many industry sectors, with the largest segment being in commercial real estate at 7% of total loans

                         Average Managed Loans & Leases
                              (Dollars in millions)

                                             1Q00               2Q00              3Q00              4Q00              1Q01
                                        ----------------  -----------------  ----------------  ----------------  ----------------
Commercial - domestic                          $146,526           $149,403          $151,710          $148,000          $146,602
Commercial - foreign                             27,752             28,953            29,845            30,408            29,540
Commercial real estate - domestic                24,299             25,132            25,748            26,326            25,989
Commercial real estate - foreign                    344                376               235               264               300
                                        ----------------  -----------------  ----------------  ----------------  ----------------
  Total Commercial                              198,921            203,864           207,538           204,998           202,431
                                        ----------------  -----------------  ----------------  ----------------  ----------------
Residential mortgage                             80,123             83,030            85,391            85,629            85,700
Home equity lines                                17,573             19,067            20,185            21,117            21,744
Direct/indirect consumer                         40,060             40,057            40,685            40,783            41,093
Consumer finance                                 31,477             32,375            32,821            32,952            32,925
Bankcard                                         19,051             19,677            20,681            21,461            23,038
Foreign consumer                                  2,227              2,228             2,190             2,248             2,330
                                        ----------------  -----------------  ----------------  ----------------  ----------------
  Total Consumer                                190,511            196,434           201,953           204,190           206,830
                                        ----------------  -----------------  ----------------  ----------------  ----------------
    Total Managed Loans & Leases               $389,432           $400,298          $409,491          $409,188          $409,261
                                        ================  =================  ================  ================  ================

Annualized growth rate from
   previous quarter by loan type:
   Total Commercial                                  12 %               10 %               7 %              (5)%              (5)%
   Total Consumer                                    11                 13                11                 4                 5
     Total Managed Loans & Leases                    12                 11                 9                 -                 -

    By Business Segment:
      Consumer & Commercial Banking                                                                                            7 %
      Asset Management                                                                                                         3
      Global Corporate & Investment Banking                                                                                  (10)
      Equity Investments                                                                                                      37

                           Loans are classified as domestic or foreign based upon the domicile of the borrower.
                  Prior periods are restated for comparison (e.g., acquisitions, divestitures, sales and securitizations).

GRAPHIC REPRESENTATION OMITTED:
The graphic representation of managed loans and leases by category in dollars and as a percentage of total loans and leases for the most recent five quarters has been omitted.  The table above includes equivalent information.

                    Net Charge-offs and Net Charge-off Ratios
                              (Dollars in millions)

                                                     1Q00                      2Q00                        3Q00
                                          -------------------------  -----------------------  -----------------------------
                                               Amt.        Ratio          Amt.      Ratio           Amt.           Ratio
                                          -------------  ----------  ------------ ----------  --------------  -------------
  Commercial - domestic                        $ 172       0.47%         $ 226       0.62%           $ 185          0.48%
  Commercial - foreign                             5        0.08            24        0.33              23           0.30
  Commercial real estate - domestic                6        0.10             6        0.09              (2)           n/m
  Commercial real estate - foreign                (2)        n/m             -        0.16               -           0.21
                                          -----------              ------------              --------------
    Total Commercial                             181        0.37           256        0.51             206           0.39
                                          -----------              ------------              --------------
  Residential mortgage                             4        0.02             4        0.02               6           0.03
  Home equity lines                                3        0.07             3        0.05               2           0.04
  Direct/indirect consumer                        91        0.88            61        0.58              61           0.57
  Consumer finance                                57        1.01            59        0.97              68           1.08
  Bankcard                                        81        3.86            77        3.30              79           2.89
  Other consumer domestic                          2         n/m            10         n/m              12            n/m
  Foreign consumer                                 1        0.12             -        0.09               1           0.20
                                          -----------              ------------              --------------
    Total Consumer                               239        0.54           214        0.46             229           0.47
                                          -----------              ------------              --------------
     Total Net Charge-offs                     $ 420       0.45%         $ 470       0.48%           $ 435          0.43%
                                          ===========              ============              ==============


Managed bankcard information:
 End of period receivables                  $ 19,123                  $ 20,324                    $ 21,136
 Average receivables                          19,051                    19,677                      20,682
 Charge-offs                                     257                       237                         216
 Charge-off ratio                                          5.43%                     4.84%                          4.15%

By Business Segment:
   Consumer & Commercial Banking               $ 322       0.70%         $ 309       0.65%           $ 296          0.60%
   Global Corporate & Investment Banking          96        0.35           170        0.62             139           0.48
   Asset Management                               (2)        n/m            (1)        n/m               -            n/m
   Equity Investments                              1        1.43            (1)        n/m               -            n/m
   Other                                           3        0.02            (7)        n/m               -            n/m
                                          -----------              ------------              --------------
   Total Net Charge-offs                       $ 420       0.45%         $ 470       0.48%           $ 435          0.43%
                                          ===========              ============              ==============


                                                       4Q00                       1Q01
                                          ---------------------------   -----------------------
                                                Amt.          Ratio          Amt.       Ratio
                                          -------------   ----------    -----------   ---------
  Commercial - domestic                         $ 704        1.90%         $ 415       1.17%
  Commercial - foreign                             34         0.45            34        0.46
  Commercial real estate - domestic                 3            -             6           -
  Commercial real estate - foreign                  -         0.05             -           -
                                          ------------                -----------
    Total Commercial                              741         1.44           455        0.92
                                          ------------                -----------
  Residential mortgage                             13         0.05             6        0.03
  Home equity lines                                12         0.24             6        0.11
  Direct/indirect consumer                        111         1.10            75        0.76
  Consumer finance                                 82         1.27            93        1.45
  Bankcard                                        101         3.25           125        3.51
  Other consumer domestic                          14          n/m            11         n/m
  Foreign consumer                                  1         0.18             1        0.19
                                          ------------                -----------
    Total Consumer                                334         0.69           317        0.68
                                          ------------                -----------
     Total Net Charge-offs                    $ 1,075        1.07%         $ 772       0.81%
                                          ============                ===========


Managed bankcard information:
 End of period receivables                   $ 22,830                   $ 23,179
 Average receivables                           21,461                     23,038
 Charge-offs                                      233                        248
 Charge-off ratio                                            4.31%                     4.37%

By Business Segment:
   Consumer & Commercial Banking                $ 526        1.07%         $ 515       1.05%
   Global Corporate & Investment Banking          505         1.78           245        0.91
   Asset Management                                38         0.64             8        0.15
   Equity Investments                               1         1.14             -         n/m
   Other                                            5         0.03             4        0.03
                                          ------------                -----------
   Total Net Charge-offs                      $ 1,075        1.07%         $ 772       0.81%
                                          ============                ===========

Loans are classified as domestic or foreign based upon the domicile of the borrower.


GRAPHIC REPRESENTATION OMITTED:
The graphic representation of total net charge-offs and annualized net charge-off ratios for the most recent five quarters has been omitted.
The table above includes equivalent information.

                              Nonperforming Assets
                              (Dollars in millions)

                                                           1Q00           2Q00               3Q00           4Q00           1Q01
                                                       ----------   --------------    --------------   ------------   ------------
  Commercial - domestic                                  $1,301           $1,535            $1,950          $2,777         $3,110
  Commercial - foreign                                      500              588               564             486            529
  Commercial real estate - domestic                         208              164               136             236            206
  Commercial real estate - foreign                            3                2                 1               3              3
                                                       ---------    -------------    --------------    ------------    -----------
    Total Commercial                                      2,012            2,289             2,651           3,502          3,848
                                                       ---------    -------------    --------------    ------------    -----------
  Residential mortgage                                      483              505               502             551            553
  Home equity lines                                          45               44                47              32             36
  Direct/Indirect consumer                                   18               20                19              19             19
  Consumer finance                                          737              826               951           1,095          1,153
  Foreign consumer                                            7                7                 7               9             11
                                                       ---------    -------------    --------------    ------------    -----------
    Total Consumer                                        1,290            1,402             1,526           1,706          1,772
                                                       ---------    -------------    --------------    ------------    -----------
  Total Nonperforming Loans                               3,302            3,691             4,177           5,208          5,620
  Foreclosed properties                                     179              195               226             249            277
                                                       ---------    -------------    --------------    ------------    -----------
      Total Nonperforming Assets(1)                       3,481            3,886             4,403           5,457          5,897
                                                       ---------    -------------    --------------    ------------    -----------

Loans past due 90 days or more and still accruing          $461             $482              $503            $495           $527
Nonperforming Assets/ Total Assets                         0.53 %           0.57 %            0.65 %          0.85 %         0.97 %
Nonperforming Assets/ Total Loans                          0.91             0.97              1.09            1.39           1.54

Allowance for Loan Losses                                $6,827           $6,815            $6,739          $6,838         $6,900
Allowance / Total Loans                                    1.79 %           1.70 %            1.67 %          1.74 %         1.80 %
Allowance / Total Nonperforming Loans                       207              185               161             131            123

 By Business Segment:
     Consumer & Commercial Banking                        1,590          $ 1,747           $ 1,950         $ 2,282        $ 2,601
     Global Corporate & Investment Banking                1,455            1,655             1,983           2,526          2,579
     Asset Management                                        19               42                37             166            235
     Equity Investments                                      12               12                12              20             20
     Other                                                  405              430               421             463            462
                                                       ---------    -------------    --------------    ------------    -----------
     Total Nonperforming Assets                           3,481          $ 3,886           $ 4,403         $ 5,457        $ 5,897
                                                       ---------    -------------    --------------    ------------    -----------

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)  Balance does not include $144 million, $124 million and $95 million of loans held for sale, included in other assets at
     March 31, 2001, December 31, 2000, and September 30, 2000, respectively, which would have been classified as nonperforming had they been included in loans.

GRAPHIC REPRESENTATION OMITTED:
The graphic representation of nonperforming assets by category (Commercial, Consumer, Foreclosed Properties) in dollars and as a percentage of total nonperforming assets for the most recent five quarters has been omitted.  The table above includes equivalent information.

                               Capital Management
                              (Dollars in millions)


                                               1Q00               2Q00                 3Q00              4Q00             1Q01*
                                               ----               ----                 ----              ----             -----
Tier 1 capital                               $ 39,355           $ 40,257             $ 40,696          $ 40,667         $ 40,769
Total capital                                  58,376             60,027               60,063            59,826           63,102
Net risk-weighted assets                      530,514            543,987              556,146           542,169          532,824
Tier 1 capital ratio                             7.42 %             7.40 %               7.32 %            7.50 %           7.65 %
Total capital ratio                             11.00              11.03                10.80             11.04            11.84
Ending equity / ending assets                    6.90               6.75                 6.98              7.42             8.02
Ending capital / ending assets                   7.66               7.48                 7.71              8.19             8.83


   * Preliminary

Share Repurchase Program
-----------------------------------------------------------------------------------------------------------------------------------
o 14 million common shares were repurchased during the first quarter of 2001 as a part of ongoing share repurchase programs.
o In total, 160 million common shares have been repurchased since June 1999- returning $8.9 billion of capital to shareholders.


GRAPHIC REPRESENTATION OMITTED:
The graphic representation of number of common shares outstanding at period end and Tier 1 Capital Ratio for the most recent five quarters has been omitted.  The table above includes equivalent information.

                           Ending Balance Sheet Trends
                                 ($ in Billions)

GRAPHIC REPRESENTATION OMITTED:
The graphic representation of period-end total assets for the most recent six quarters has been omitted. The table below includes equivalent information.

       Ending Balances
       ---------------
                                                    Dec-99        Mar-00       Jun-00       Sep-00       Dec-00       Mar-01
                                                 -------------------------------------------------------------------------------
       Investment Securities                            83           84           81           81           66           50
       Trading Assets & Resales                         75           86           92           79           68           66
       Loans and Leases                                371          382          401          403          392          383
       Total Assets                                    633          656          680          672          642          610


       Continued focus on improving balance sheet mix:

   o Total assets are down $32 billion from December as a result of continued efforts and focus on balance sheet levels.

   o Risk-weighted assets decreased $9 billion from the fourth quarter. The decline was attributable to a drop in loans and securities.


       Balance sheet reduction initiatives:

   o   Investment securities are down $16 billion from December.

           - Market conditions allowed the company to accelerate sales of certain lower-yielding securities.
           - A portion of the securities sold were replaced with interest rate swaps.
           - Expectations are for moderate growth in securities going forward.

   o   Loans declined $9 billion from December.

           - Residential mortage loan levels declined due to sales ($5 billion).
           - Decline in commercial loans in GCIB ($7 billion).